UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 5, 2019

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582-6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On November 7, 2019,  Centric Brands Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission its definitive proxy statement for the Company’s 2019 annual meeting of stockholders held on December 5, 2019 (the “Annual Meeting”).

The Board of Directors fixed the close of business on October 29, 2019 as the record date for identifying those stockholders entitled to notice of, and to vote, at the Annual Meeting.  On November 8, 2019, the notice of Annual Meeting, definitive proxy statement and proxy card for the Annual Meeting were first mailed to stockholders along with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.  On December 5, 2019, the Company conducted its Annual Meeting and all proposals were approved pursuant to the applicable voting standard for each proposal as described in the Company’s definitive proxy statement.

On December 5, 2019,  54,727,815 shares were represented in person or by proxy at the Annual Meeting, which reflected approximately 93.2% of total shares outstanding.  The vote totals on the proposals were as follows:

1. Election of eight directors to serve on the Board of Directors until the 2020 Annual Meeting of Stockholders or until their respective successors are elected and qualified.	For	Withheld	Broker Non-Votes

William Sweedler	47,016,690	817,511	6,893,614
Matthew Eby	47,542,438	291,763	6,893,614
Randall Kessler	47,621,822	212,379	6,893,614
Glenn Krevlin	47,763,687	70,514	6,893,614
Walter McLallen	46,479,246	1,354,955	6,893,614
Robert Petrini	47,061,885	772,316	6,893,614
Jason Rabin	47,756,669	77,532	6,893,614
Kent Savage	47,757,252	76,949	6,893,614

	For	Against	Abstain

2. Proposal to ratify the appointment of CohnReznick LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.	54,430,660	279,780	17,375

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.
Date: December 9, 2019	By:	/s/ Anurup Pruthi
Anurup Pruthi
Chief Financial Officer

2